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                                                                    EXHIBIT 99.1


                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
                            OF PRIVATE BUSINESS, INC.
                       FOR THE QUARTER ENDED JUNE 30, 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Quarterly Report on Form 10-Q for Private Business, Inc. ("Issuer") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


         This Certification accompanies the Quarterly Report on Form 10-Q of the Issuer for the quarterly period ended June 30, 2002.

         This Certification is executed as of August 12, 2002.



                                            /s/ Thomas L. Black
                                            -----------------------------
                                            Thomas L. Black
                                            Chief Executive Officer

                                            /s/ Gerard M. Hayden, Jr.
                                            -----------------------------
                                            Gerard M. Hayden, Jr.
                                            Chief Financial Officer